UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2016

AlphaPoint Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54502	26-3748249
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6371 Business Blvd. Suite 200 Sarasota, FL	34240
(address of principal executive offices)	(zip code)

9419078822
(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a.

On January 15, 2016 the Company elected to not re-appoint Green & Co. (“Green”) as its independent accountant.

b.

Green’s report on the financial statements for the years ended December 31, 2014, and 2013, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was doubt about the Company’s ability to continue as a going concern, unless we obtain additional capital to meet our obligations, either through the sale of our common shares or other traditional financing.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the quarterly period September 30, 2015, there have been no disagreements with Green on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Green, would have caused them to make reference thereto in their report on the financial statements. During the interim period October 1, 2015 through January 19, 2016, there have been no disagreements with Green on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Green would have caused them to make reference thereto in their report on the financial statements.

d.

We have authorized Green to respond fully to the inquiries of the successor accountant.

e.

During the interim period October 1, 2015 through January 19, 2016, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to Green prior to the date of the filing of this Report and requested that Green furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.

On January 19, 2016 the Company engaged Gregory, Sharer & Stuart, P.A. of St. Petersburg, Florida, as its new registered independent public accountant. During the years ended December 31, 2014, and 2013, and prior to January 19, 2016 (the date of the new engagement), we did not consult with Gregory, Sharer & Stuart, P.A regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Gregory, Sharer & Stuart, P.A, in either case where  written or oral advice provided by Gregory, Sharer & Stuart, P.A would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

NUMBER	EXHIBIT
16.1	Letter from Green &Co. dated January 20, 2016, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AlphaPoint Technology, Inc.

Dated: January 20, 2016	/s/ GARY MACLEOD
Gary Macleod
Chief Executive Officer